SUPPLEMENT DATED DECEMBER 6, 2002
TO
PROSPECTUS DATED JULY 1, 2002
FOR
ALL-STAR EXTRA VARIABLE AND FIXED ANNUITY

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

______________________________________________________________

This supplement contains information about the Galaxy VIP Columbia Real Estate Equity Fund II, the Galaxy VIP Quality Plus Bond Fund and the Colonial High Yield Securities Fund, Variable Series (the "Funds").

The Board of Trustees of the Funds has approved proposals to reorganize each of the Funds into the respective Acquiring Fund listed below, subject to shareholder approval and the satisfaction of certain other conditions. If shareholders of a Fund approve the proposal relating to the reorganization of their Fund, and all other conditions are satisfied or waived, all of the assets of that Fund will be transferred to the respective Acquiring Fund and shareholders of that Fund will receive shares of the respective Acquiring Fund in exchange for their shares. Shareholders of each Fund are scheduled to vote on the proposal relating to the reorganization of their Fund at a special meeting of shareholders to be held on or about February 19, 2003. If approved at the special meeting, the reorganizations are proposed to take place by the end of April 2003. Shareholders of each Fund will be mailed information detailing the proposal for their Fund in early January 2003.

Funds	Acquiring Funds
Colonial High Yield Securities Fund, Variable Series	Columbia High Yield Fund, Variable Series*
Galaxy VIP Columbia Real Estate Equity Fund II	Columbia Real Estate Equity Fund, Variable Series*
Galaxy VIP Quality Plus Bond Fund	Liberty Federal Securities Fund, Variable Series

* These will be new funds available in the Liberty Variable Investment Trust.

Unless you instruct otherwise, any automatic allocations into the Funds or optional programs invested in the Funds will remain the same until the date of the reorganization.